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                                                                    EXHIBIT 10.4

                           INDEMNIFICATION AGREEMENT
                           --------------- ---------

THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this      day of
        by and between HIGHLAND FEDERAL BANK, A Federal Savings Bank, ("Bank"), and ______________ ("Indemnitee").



                                  WITNESSETH:

          Whereas the Bank and Indemnitee recognize the increasing difficulty
          -------
in obtaining directors' and officers' liability insurance, and the general reductions in the coverage of such insurance; and

          Whereas the Bank and Indemnitee further recognize the substantial
          -------
increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

          Whereas Indemnitees and other officers and directors of the Bank may
          -------
not be willing to continue to serve as officers and directors without additional protection; and

          Whereas the Bank desires to attract and retain the services of highly
          -------
qualified individuals, such as Indemnitee, to serve as officers and directors of the Bank and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law; and

          Now, Therefore, the Bank and Indemnitee hereby agree as follows:

          Whereas Bank and Indemnitee acknowledge and agree that any such indemnification is subject to the provisions of Section 545.121 of the OTS Regulations.

     1.   Indemnification.
          ---------------

          (a)  Third Party Proceedings. The Bank shall indemnify Indemnitee if
               ----- ----- -----------
Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Bank) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Bank or any subsidiary of the Bank, or by reason of any action or inaction on the part of Indemnitee while an officer, director or employee of the Bank or any subsidiary of the Bank, or by reason of the fact that Indemnitee is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Bank, which approval shall not be withheld unreasonably) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if a majority of the disinterested directors of the Bank determine that Indemnitee was acting in good faith within the scope of his or her employment or authority as he or she could reasonably have perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interests of the Bank or its members and, with respect to any criminal action or proceeding, had no reasonable cause to
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believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith within the scope of his or her employment or authority and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Bank, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

          (b)  Proceedings By or in the Right of the Bank. The Bank shall
               ----------- -- -- -- --- ----- -- --- ----
indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Bank or any subsidiary of the Bank to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Bank or any subsidiary of the Bank, or by reason of any action or inaction on the part of Indemnitee while an officer, director or employee of the Bank or any of its subsidiaries, or by reason of the fact that Indemnitee is or was serving at the request of the Bank as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if a majority of the disinterested directors of the Bank determine that Indemnitee was acting in good faith within the scope of his or her employment or authority as he or she could reasonably have perceived it under the circumstances and for a purpose he or she could reasonably have believed under the circumstances was in the best interests of the Bank or its members, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Bank in the performance of Indemnitee's duty to the Bank and its shareholders unless and only to the extent that the court in which such action or suit is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnify for expenses and then only to the extent that the court shall determine.

          (c)  Mandatory Payment of Expenses. To the extent that Indemnitee has
               --------- ------- -- --------
been successful in a final judgment on the merits in the defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1 or in defense of any claim, issue or matter therein, Indemnitee shall be indemnified against costs and all other expenses (including attorney's fees) actually and reasonably incurred by Indemnitee in connection therewith.

          (d)  Deposition or Hearing. The Bank shall indemnify Indemnitee for
               ---------- -- -------
any costs or expenses incurred in connection with Indemnitee's testimony at any deposition or hearing held in connection with a proceeding in which the Bank, or any of its agents, including Indemnitee, is, or is threatened to be made, a party.

    2.    Agreement to Serve. In consideration of the protection afforded by
          --------- -- -----
this Agreement, if Indemnitee is a director of the Bank he agrees to serve at least for the balance of the current term as a director and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. If Indemnitee is an officer of the Bank not serving under an employment contract, he agrees to serve in such capacity at least for the balance of the current fiscal year of the Bank and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors. Following the applicable period set forth above, Indemnitee agrees to continue to serve in such capacity at the will of the Bank (or under separate Agreement, if such agreement exists) so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the
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Bylaws of the Bank or any subsidiary of the Bank or until such time as he tenders his resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

     3.   Expenses; Indemnification Procedure.
          --------  --------------- ---------

          (a) Advancement of Expenses. If a majority of the directors of the
              ----------- -- --------
Bank concludes that, in connection with any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof, Indemnitee ultimately may become entitled to indemnification under this Agreement, the directors may authorize advancement of all expenses incurred by Indemnitee in connection with such civil or criminal action, suit or proceeding (but not amounts actually paid in settlement of any such action, suit or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Bank as provided herein. The advances to be made hereunder shall be paid by the Bank to Indemnitee within forty-five (45) days following delivery of a written request herefor by Indemnitee to the Bank, subject to any required board of directors determination and the non-objection of the OTS to such indemnification or advances.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall give the Bank
              ------ ----------- -- ----------
notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement; provided, however, that a delay in giving the Bank such notice shall not, unless the Bank is subjected to liability or expense thereby, affect Indemnitee's right to indemnification pursuant to the terms of this Agreement. Notice to the Bank shall be directed to the Chief Executive Officer of the Bank at the address shown on the signature page of this Agreement (or such other address as the Bank shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise, notice shall be deemed received only when such notice shall actually have been received by the Bank. In addition, Indemnitee shall give the Bank such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) OTS Notice. Notwithstanding anything to the contrary contained in
              --- ------
this Agreement, no indemnification or advances provided for in Section 1 and this Section 3 shall be made unless the Bank gives the Office of Thrift Supervision (the "OTS") at least 60 days' notice of its intention to make such indemnification or advances. Such notice shall state the facts on which the civil or criminal action, suit or proceeding arose, the terms of any settlement, and any disposition of the action by a court. Such notice, a copy thereof, and a certified copy of the resolution containing any required determination by the board of directors shall be sent to the District Director of the OTS, who shall properly acknowledge receipt thereof. The notice period shall run from the date of such receipt. Not such indemnification or advance shall be made if the Director of the OTS advises the Bank in writing, within such notice period, of its objection therto.

          (d) Procedure. Any indemnification and advances provided for in
Section 1 and this Section 3 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee, subject to any required board of directors determination and the non-objection of the OTS to such indemnification or advances. If a claim under this Agreement, under any statute, or under any provision of the Bank's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Bank within forty-five
(45) days after a written request for repayment thereof has first been received by the Bank, subject to any required board of directors determination and the non-objection of the OTS to such indemnification or advances. Indemnitee may, but need not, at any time thereafter bring an


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action against the Bank to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that indemnification would be unlawful because Indemnitee has not met the statutorily or regulatorily prescribed standards of conduct which make it permissible under applicable law for the Bank to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Bank and Indemnitee shall be entitled to receive interim payment of expenses pursuant to Section 3(a) hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Bank contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Bank (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Bank (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that indemnification is not proper in the circumstances, shall create any legal presumption that indemnification would, under the circumstances, be permitted or prohibited by applicable law or the terms of this Agreement.

          (e) Notice to Insurers. If, at the time of the receipt of a notice of
              ------ -- --------
a claim pursuant to Section 3(b) hereof, the Bank has director and officer liability insurance, in effect, the Bank shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Bank shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (f) Selection of Counsel. In the event the Bank shall be obligated
              --------- -- -------
under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, the Bank, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After deliver of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Bank, the Bank will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Bank, or (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Bank and Indemnitee in the conduct of any such defense or (C) the Bank shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be borne by the Bank.

     4.   Additional Indemnification Rights;
          ---------- --------------- ------
          Nonexclusivity.
          --------------

          (a) Scope. The provisions of this Agreement shall be construed in
              -----
conformity with the Bank's intention to agree to indemnify the Indemnitee to the fullest extent permitted by applicable law, as amended from time to time, notwithstanding that the form or manner of such indemnification might not be authorized specifically by the other provisions of this Agreement, the Bank's Certificate of Incorporation, the Bank's Bylaws or by statute or regulation.
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          (b) Nonexclusivity. The indemnification provided by this Agreement
              --------------
shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Bank's Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, the corporation laws of the State of California or Delaware federal law or regulation, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. Notwithstanding the foregoing or anything to the contrary contained herein, the Bank shall not indemnify Indemnitee or obtain insurance with respect to Indemnitee or others other than in accordance with
Section 545.121 of the OTS Regulations. The indemnification provided under this agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he or she may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

     5. Officer and Director Liability Insurance. The Bank shall, from time to
        ----------------------------------------
time, make the good faith determination whether or not it is practicable for the Bank to obtain and maintain a policy or policies of insurance providing the officers and directors of the Bank with coverage for losses from certain covered acts or types of acts, or to ensure the Bank's performance of its indemnification obligations under this Agreement or otherwise. Among other considerations, the Bank will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Bank's directors, if Indemnitee is a director; or of the Bank's officers, if Indemnitee is not a director of the Bank but is an officer; of the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Bank shall have no obligation to obtain or maintain such insurance if the Bank determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit relative to the cost thereof, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Bank. Notwithstanding anything to the contrary contained herein, the Bank shall not obtain insurance that provides for a payment of losses of Indemnitee incurred as a consequence of his or her willful or criminal misconduct.

     6. Severability. Nothing in this Agreement is intended to require or shall
        ------------
be construed as requiring the Bank to do or fail to do any act in violation of federal law or regulation or California or Delaware law. The Bank's inability, pursuant to court order to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 6. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Bank shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     7. Exceptions. Any other provision herein to the contrary notwithstanding,
        ----------
the Bank shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Acts. To indemnify Indemnitee for any acts or omissions
              -------------
or transactions from which a director may not be relieved of liability under the Bank's Certificate of Incorporation; or
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          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses
              ------------------------------
to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought in the Bank's name or behalf, or to establish or enforce a right of indemnification under this Agreement or any other statute or law or otherwise as required under Chapter 3 of the California General Corporation Law, but such indemnification or advancement of expenses may be provided by the Bank in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

          (c) Lack of Good Faith. To indemnify Indemnitee for any expense
              ------------------
incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that the material assertions made by the Indemnitee in such proceeding were not made in good faith or were frivolous; or

          (d) Insured Claims. To indemnify Indemnitee for expenses or
              --------------
liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Bank; or

          (e) Claims Under Section 16(b). To indemnify Indemnitee for expenses
              --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     8. Federal Deposit Insurance Act. The indemnification provided for in
        -----------------------------
Section 1 of this Agreement is subject to and qualified by 12 U.S.C. /S/1821(k).

     9. Construction of Certain Phrases.
        -------------------------------

          (a) For purpose of this Agreement, references to the "Bank" shall include, in addition to the resulting corporation any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Bank" shall include any service as a director, officer, employee or agent of the Bank which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Bank" as referred to in this Agreement.

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     10. Counterparts. This Agreement may be executed in one or more
         ------------
counterparts, each of which shall constitute an original.

     11. Successors and Assigns. This Agreement shall be binding upon the Bank
         ---------- --- -------
and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     12. Attorneys' Fees. In the event that any action is instituted by
         ---------- ----
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in connection with such action except to the extent that, as a part of such action, a court of competent jurisdiction determines that the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Bank under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorney's fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), except to the extent that, as part of such action, the court determines that Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     13. Notice. Except as otherwise provided for in this Agreement, all notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are shown on the signature page of this Agreement, or as subsequently modified by written notice.
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     14. Consent to Jurisdiction. The Bank and Indemnitee each hereby
         ------- -- ------------
irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding with arise out of or relates to this Agreement.

     15. Choice of Law. This Agreement shall be governed by and its provisions
         ------ -- ---
construed in accordance with the laws of the United States, including without limitation the laws, rules and regulations applicable to federally chartered savings banks, except that, to the extent that this Agreement shall be deemed to be governed by state law, this Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, except to the extent any California statute shall expressly apply to the exclusion of Delaware law, in which case California law shall apply.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as
          -- ------- -------
of the date first above written.